1 PURCHASE AGREEMENT $60,000,000 First NBC Bank Holding Company 5.75% Subordinated Notes due 2025 February 18, 2015 Ladies and Gentlemen: First NBC Bank Holding Company, a Louisiana corporation (the “Company”), agrees with the several purchasers named in Schedule I hereto (the “Purchasers”) as follows: 1. Issuance of Notes. Subject to the terms and conditions herein contained, the Company agrees to issue and sell to the Purchasers $60,000,000 in aggregate principal amount of the Company’s 5.75% Subordinated Notes due 2025 (each a “Subordinated Note” and, collectively, the “Subordinated Notes”). The Subordinated Notes are being issued pursuant to an Indenture (the “Indenture”), dated as of February 18, 2015, between the Company and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”). All references in this Purchase Agreement to information that has been “Previously Disclosed” means information set forth in (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed by it with the Securities and Exchange Commission (“SEC”), (ii) the Company’s Definitive Proxy Statement on Schedule 14A related to its 2014 Annual Meeting, as filed by it with the SEC, (iii) any Current Report on Form 8-K, as filed or furnished by the Company with the SEC since January 1, 2014, or (iv) its Quarterly Reports on Form 10-Q for the periods ending on March 31, 2014, June 30, 2014, and September 30, 2014, as filed by it with the SEC (the foregoing, collectively, the “Company Reports”). This Purchase Agreement, the Indenture and the Subordinated Notes are collectively referred to herein as the “Documents,” and the transactions contemplated hereby and thereby are collectively referred to herein as the “Transactions.” 2. Purchase, Sale and Delivery. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Purchaser, severally and not jointly, and each Purchaser, severally and not jointly, agrees to purchase from the Company, at a purchase price of 100% of the aggregate principal amount thereof, the aggregate principal amount of the Subordinated Notes set forth in Schedule I opposite the name of such Purchaser. Delivery to the Purchasers of, and payment for, the Subordinated Notes will be made at a closing (the “Closing”) to be held at 10:00 a.m., Austin, Texas time, on February 18, 2015 (the “Closing Date”) at the offices of Fenimore, Kay, Harrison & Ford, LLP, 812 San Antonio Street, Suite 600, Austin, Texas 78701 (or at such other place as will be reasonably acceptable to the Purchasers).

2 (b) The Company will deliver to the respective Purchasers one or more certificates representing the Subordinated Notes in definitive form (or provide evidence of same with the original to be delivered by the Trustee by overnight delivery on the next calendar day in accordance with the delivery instructions of Purchaser), registered in such names and denominations as such Purchasers may request, against payment by such Purchasers of the purchase price therefor by immediately available federal funds bank wire transfer to such bank account or accounts as the Company will designate to the Purchasers at least two business days prior to the Closing. The certificates representing the Subordinated Notes in definitive form will be made available to the Purchasers for inspection at the offices of Fenimore, Kay, Harrison & Ford, LLP, 812 San Antonio Street, Suite 600, Austin, Texas 78701 (or such other place as will be reasonably acceptable to the Purchasers) prior to the Closing. (c) In conjunction with and as additional (but independent) supporting evidence for certain of the covenants, representations and warranties made by the Company herein, at the Closing, the Company will deliver or cause to be delivered to each Purchaser each of the following, the delivery of which will be a condition to the Purchaser’s obligation to purchase the Subordinated Notes: A copy, certified by the Secretary or Assistant Secretary of the Company, of (1) the articles of incorporation of the Company, (2) the bylaws of the Company and (3) the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Documents; A good standing certificate of the Company issued by the Secretary of State of the State of Louisiana; An incumbency certificate of the Secretary or Assistant Secretary of the Company certifying the names of the officer or officers of the Company authorized to sign this Purchase Agreement, the Subordinated Notes and the other documents provided for in this Purchase Agreement, together with a sample of the true signature of each such officer (a Purchaser may conclusively rely on such certificate until formally advised by a like certificate of any changes therein); The opinion of Fenimore, Kay, Harrison & Ford, LLP, counsel to the Company, dated as of the Closing Date, substantially in the form of Exhibit A attached hereto and addressed to the Purchasers; Such other additional information regarding the Company and its assets, liabilities (including any liabilities arising from, or relating to, legal proceedings) and contracts as a Purchaser may reasonably request; and Such other certificates, affidavits, schedules, resolutions or notes as are provided for hereunder or as a Purchaser may reasonably request. 3. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Purchaser that, as of the Closing Date:

3 (a) Reporting Compliance. The Company is subject to, and is in compliance in all material respects with, the reporting requirements of Section 13 and Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder (collectively, the “Exchange Act ”). The Company Reports, at the time they were or hereafter are filed with the SEC, complied in all material respects with the requirements of the Exchange Act and did not and do not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. (b) Preparation of Financial Statements. The audited consolidated financial statements and related notes and supporting schedules of the Company and the Subsidiaries (as defined in Section 3(e)) contained in the Company Reports, as applicable, (the “Financial Statements”) present fairly in accordance with generally accepted accounting principles of the United States, applied on a consistent basis throughout the periods involved (“GAAP”), in all material respects, the financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries, as of the respective dates and for the respective periods to which they apply and have been prepared in accordance with GAAP and the requirements of Regulation S- X. The unaudited as adjusted financial information and related notes and supporting schedules of the Company and the Subsidiaries contained in the Company Reports, as applicable, have been prepared in accordance with the requirements of Regulation S-X and have been properly presented on the basis described therein, and give effect to assumptions used in the preparation thereof that are on a reasonable basis and in good faith and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All other financial, statistical and market and industry data and forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act) contained in the Company Reports are fairly and accurately presented, in all material respects, are based on or derived from sources that the Company believes to be reliable and accurate and are presented on a reasonable basis. To the extent applicable, all disclosures contained in the Company Reports regarding “non-GAAP financial measures” (as such term is defined by the SEC’s rules and regulations) comply in all materials respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Exchange Act, as applicable. (c) Disclosure Controls and Procedures. The Company and the Subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that material information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is reported within the time periods specified in the SEC’s rules and forms, including controls and procedures designed to ensure that such information is made known to the Company’s management as appropriate in the period in which such reports are prepared. The Company and the Subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act. The statements relating to disclosure controls and procedures made by the principal executive officers (or their equivalents) and principal financial officers (or

4 their equivalents) of the Company in the certifications required by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act ”) are complete and correct. (d) No Material Adverse Change. Subsequent to the respective dates as of which information is contained in the Company Reports, except as Previously Disclosed, (i) neither the Company nor any of the Subsidiaries has incurred any liabilities, direct or contingent, including without limitation any losses or interference with its business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and the Subsidiaries, taken as a whole, or has entered into any transactions not in the ordinary course of business, (ii) there has not been any material decrease in the capital stock or any material increase in any short-term or long-term indebtedness of the Company or the Subsidiaries, or any payment of or declaration to pay any dividends or any other distribution with respect to the Company, and (iii) there has not been any material adverse change in the properties, business, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole (each of clauses (i), (ii) and (iii), a “Material Adverse Change”). (e) Subsidiaries. Each of the Company’s subsidiaries that is a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X (each a “Subsidiary” and collectively, the “Subsidiaries”) is listed on Schedule II attached hereto. (f) Incorporation and Good Standing of the Company and its Subsidiaries. The Company and each of the Subsidiaries (i) has been duly organized or formed, as the case may be, is validly existing and is in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets as described in Company Reports and (iii) is duly qualified or licensed to do business and is in good standing as a foreign corporation, partnership or other entity as the case may be, authorized to do business in each jurisdiction in which the nature of such businesses or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on (1) the properties, business, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, (2) the ability of the Company or any Subsidiary to perform its obligations in all material respects under any Document, (3) the validity or enforceability of any of the Documents, or (4) the consummation of any of the Transactions (each, a “Material Adverse Effect”). The Company is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended. First NBC Bank (the “Bank”) is a Louisiana state bank and is validly existing and in good standing under the laws of the State of Louisiana. The deposit accounts of the Bank are insured up to the applicable limits by the Deposit Insurance Fund of the Federal Deposit Insurance Corporation (the “FDIC”) to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceeding for the revocation or termination of such insurance has been instituted or is pending or, to the knowledge of the Company, is threatened or contemplated.

5 (g) Capitalization and Other Capital Stock Matters. All of the issued and outstanding shares of capital stock of the Company and each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of, and are not subject to, any preemptive or similar rights. All of the outstanding shares of capital stock or other equity interests of each of the Subsidiaries are owned, directly or indirectly, by the Company, free and clear of all liens, security interests, mortgages, pledges, charges, equities, claims or restrictions on transferability or encumbrances of any kind (collectively, “Liens”), other than those imposed by the Securities Act and the securities or “Blue Sky” laws of certain U.S. state jurisdictions. (h) Legal Power and Authority. The Company has all necessary power and authority to execute, deliver and perform its obligations under the Documents to which it is a party and to consummate the Transactions. (i) The Purchase Agreement and the Indenture. This Purchase Agreement has been duly and validly authorized, executed and delivered by the Company. The Indenture has been duly and validly authorized by the Company. The Indenture, when executed and delivered by the Company and the Trustee, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. (j) Notes. The Subordinated Notes have been duly and validly authorized by the Company and when issued and delivered to and paid for by the Purchasers in accordance with the terms of this Purchase Agreement and the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute legal, valid and binding obligations of the Company, entitled to the benefit of the Indenture, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. When executed and delivered, the Subordinated Notes will be substantially in the form contemplated by the Indenture. (k) Compliance with Existing Instruments. Neither the Company nor any of the Subsidiaries is (i) in violation of its certificate of incorporation, bylaws or other organizational documents (the “Charter Documents”); (ii) in violation of any U.S. federal, state or local statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation, order or injunction (collectively, “Applicable Law”) of any U.S. federal, state, local or other governmental or regulatory authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization (each, a “Governmental Authority”), applicable to any of them or any of

6 their respective properties; or (iii) in breach of or default under any material bond, debenture, note, loan or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument (in each case, excluding deposits) to which any of them is a party or by which any of them or their respective property is bound (collectively, the “Applicable Agreements”), except, in the case of clauses (ii) and (iii) for such violations, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (l) No Conflicts. Neither the execution, delivery or performance of the Documents nor the consummation of any of the Transactions will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) or a Debt Repayment Triggering Event (as defined below) under, or result in the imposition of a Lien on any assets of the Company or any of the Subsidiaries, the imposition of any penalty or a Debt Repayment Triggering Event under or pursuant to (i) the Charter Documents, (ii) any Applicable Agreement, (iii) any Applicable Law or (iv) any order, writ, judgment, injunction, decree, determination or award binding upon or affecting the Company. “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries or any of their respective properties. (m) No Consents. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained by the Company that have not been obtained, and no registrations or declarations are required to be filed by the Company in connection with, or, contemplation of, the execution and delivery of, and performance under, the Documents that have not been filed, except for applicable requirements, if any, of the Securities Act, the Exchange Act, state securities or blue sky laws and any applicable federal or state banking laws and regulations. (n) No Material Applicable Laws or Proceedings. (i) No Applicable Law has been enacted, adopted or issued, (ii) no stop order suspending the qualification or exemption from qualification of any of the Subordinated Notes in any jurisdiction has been issued and no proceeding for that purpose has been commenced or, to the Company’s knowledge, after due inquiry, is pending or contemplated as of the Closing Date and (iii) except as Previously Disclosed, there is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding pending or, to the knowledge of the Company or any of the Subsidiaries, after due inquiry, threatened or contemplated by Governmental Authorities or threatened by others that, with respect to clauses (i), (ii) and (iii) of this paragraph (A) would, as of the date hereof, restrain, enjoin, prevent or interfere with the consummation of the Transactions or (B) would, individually or in the aggregate, have a Material Adverse Effect. (o) All Necessary Permits. Each of the Company and the Subsidiaries possess all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities,

7 presently required or necessary to own or lease, as the case may be, and to operate its properties and to carry on its businesses as now or proposed to be conducted as described in the Company Reports (“Permits”), except where the failure to possess such Permits would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits; no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination of any such Permit or has resulted, or after notice or lapse of time would result, in any other material impairment of the rights of the holder of any such Permit; and none of the Company or the Subsidiaries has received or has any reason to believe it will receive any notice of any proceeding relating to revocation or modification of any such Permit, except as Previously Disclosed or except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect. (p) Tax Law Compliance. All income and franchise Tax (as hereinafter defined) returns required to be filed by the Company and each of the Subsidiaries have been filed and all such returns are true, complete and correct in all material respects. All material Taxes that are due from the Company and the Subsidiaries have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which adequate accruals have been established in accordance with GAAP. To the knowledge of the Company, there are no actual or proposed Tax assessments against the Company or any of the Subsidiaries that would, individually or in the aggregate, have a Material Adverse Effect. The accruals on the books and records of the Company and the Subsidiaries in respect of any material Tax liability for any period not finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Purchase Agreement, the term “Tax” and “Taxes” will mean all U.S. and non-U.S. federal, state and local taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax or penalties applicable thereto. (q) Intellectual Property Rights. Each of the Company and the Subsidiaries owns, or is licensed under, and has the right to use, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, domain names and trade names (collectively, “Intellectual Property”) necessary for the conduct of its businesses, except for those that would not have a Material Adverse Effect, and, as of the Closing Date, the Intellectual Property will be free and clear of all Liens. The Company is not a party to, or bound by, any options, licenses or agreements with respect to the intellectual property rights of any other person or entity that are necessary to be described in the Company Reports, no claims or notices of any potential claim have been asserted by any person challenging the use of any such Intellectual Property by the Company or any of the Subsidiaries or questioning the validity or effectiveness of any Intellectual Property or any license or agreement related thereto, other than any claims that, if successful, would not, individually or in the aggregate, have a Material Adverse Effect. None of the Intellectual Property used by the Company or any of the Subsidiaries has been obtained or is used by the Company or any of the Subsidiaries in violation of any contractual obligation binding on the Company or

8 any of the Subsidiaries or, to the Company or any of the Subsidiaries’ knowledge, its officers, directors or employees or otherwise in violation of the rights of any person. (r) Compliance with Environmental Laws. Each of the Company and the Subsidiaries is (i) in compliance with any and all applicable U.S. federal, state and local laws and regulations relating to the protection of human health and safety, or the pollution or the protection of the environment or hazardous or toxic substances of wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its respective businesses and (iii) has not received notice of, and is not aware of, any actual or potential liability for damages to natural resources or the investigation or remediation of any disposal, release or existence of hazardous or toxic substances or wastes, pollutants or contaminants, in each case except where such non-compliance with Environmental Laws, failure to receive and comply with required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect. (s) Insurance. Each of the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, have a Material Adverse Effect. (t) Accounting System. The Company and each of the Subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls and procedures sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences. (u) Investment Company Act. Neither the Company nor any of its Subsidiaries is an “investment company” that is required to be registered under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder. (v) No Brokers. Neither the Company nor any of its affiliates is under any obligation to pay any broker’s fee or commission or finder’s fee in connection with the Transactions, other than commissions or fees to Sandler, O’Neill & Partners, L.P. and Keefe, Bruyette & Woods, Inc., as placement agents (the “Placement Agents”).

9 (w) Solvency. After giving effect to the consummation of the transactions contemplated by this Purchase Agreement, the Company has capital sufficient to carry on its business and transactions and all businesses and transactions in which it is about to engage and is solvent and able to pay its debts as they mature. No transfer of property is being made and no indebtedness is being incurred in connection with the transactions contemplated by this Purchase Agreement with the intent to hinder, delay or defraud either present or future creditors of the Company, Bank or any other Subsidiary. (x) Foreign Corrupt Practices Act. None of the Company or any Subsidiary, nor, to the knowledge of the Company or any Subsidiary, any director, officer, employee, agent or other person acting on behalf of the Company or any Subsidiary has, in the course of its actions for, or on behalf of, the Company or any Subsidiary (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic government official, “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or employee from corporate funds; (iii) violated or is in violation of any provision of the FCPA; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official, such foreign official or employee. (y) Regulatory Matters. The Company and its Subsidiaries are in compliance in all material respects with all laws administered by and regulations of any Governmental Authority applicable to it or to them, the failure to comply with which would have a Material Adverse Effect. Except as Previously Disclosed, neither the Company nor any of the Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to any investigation with respect to, any corrective, suspension or cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently restricts in any material respect the conduct of their business, that in any manner relates to their capital adequacy, or that in any material respect relates to credit policies or management (each, a “Regulatory Agreement”), nor has the Company or any of the Subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement. There is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company or any of the Subsidiaries which, in the reasonable judgment of the Company, is expected to result in a Material Adverse Effect. As used herein, the term “Regulatory Agency” means any federal or state agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits, or any court, administrative agency or commission or other Governmental Authority having supervisory or regulatory authority with respect to the Company or any of the Subsidiaries.

10 (z) Derivative Financial Instruments. Any and all material swaps, caps, floors, futures, forward contracts, option agreements (other than stock options issued to the Company’s employees, directors, agents or consultants) and other derivative financial instruments, contracts or arrangements, whether entered into for the account of the Company or one of the Subsidiaries or for the account of a customer of the Company or one of the Subsidiaries, were entered into in the ordinary course of business and in accordance with Applicable Laws, rules, regulations and policies of all applicable regulatory agencies and with counterparties believed by the Company to be financially responsible at the time. The Company and each of the Subsidiaries have duly performed in all material respects all of their obligations thereunder to the extent that such obligations to perform have accrued, and there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder which would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. 4. Representations and Warranties of the Purchasers. Each Purchaser represents and warrants to the Company, severally and not jointly, as follows: (a) Legal Power and Authority. The Purchaser has all necessary power and authority to execute, deliver and perform its obligations under the Documents and to consummate the Transactions. (b) Authorization and Execution. This Purchase Agreement has been duly and validly authorized, executed and delivered by the Purchaser. (c) No Conflicts. Neither the execution, delivery or performance of the Documents nor the consummation of any of the Transactions will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under (i) any agreement to which the Purchaser is a party, (ii) any Applicable Law or (iii) any order, writ, judgment, injunction, decree, determination or award binding upon or affecting the Purchaser. (d) Investment. The Purchaser is acquiring the Subordinated Notes for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof, and such Purchaser has no present intention of selling or distributing the Subordinated Notes. The Purchaser does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to the Subordinated Notes other than as set forth in this Purchase Agreement. (e) Knowledge and Experience. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company such that the Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests in connection with such an investment. The Purchaser is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. The

11 Purchaser is able to bear the economic risk of holding the Subordinated Notes indefinitely, or losing its entire investment in the Company, which is not disproportionate to the Purchaser’s net worth. The Purchaser acknowledges that such Purchaser and its advisors have been furnished with all materials relating to the business, finances and operations of the Company that have been requested by such Purchaser or its advisors and has been given the opportunity to ask questions of, and to receive answers from, persons acting on behalf of the Company concerning terms and conditions of the transactions contemplated by this Purchase Agreement in order to make an informed and voluntary decision to enter into such Agreement. Notwithstanding the foregoing, such Purchaser acknowledges that, at the request of such Purchaser, the Company has not disclosed or provided any material nonpublic information in its possession to such Purchaser and that, notwithstanding the withholding of any such material nonpublic information by the Company at the request of such Purchaser, such Purchaser desire to enter into this Purchase Agreement and the Transactions. Such Purchaser acknowledges that it has reviewed the materials posted in the Company’s online data room, including the risk factors and the Company Reports. The Purchaser has made its own investment decision based upon its own judgment, due diligence and advice from such advisers as it has deemed necessary and not upon any view expressed by any other person or entity, including, without limitation, the Placement Agents. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors or representatives, if any, will modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained herein. The Purchaser is not relying upon, and has not relied upon, any advice, statement, representation or warranty made by any person or entity by or on behalf of the Company, including, without limitation, the Placement Agents, except for the express statements, representations and warranties of the Company made or contained in this Purchase Agreement. Furthermore, the Purchaser acknowledges that: (i) the Placement Agents have not performed any due diligence review on behalf of the Purchaser; (ii) nothing in this Purchase Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Subordinated Notes constitutes legal, tax or investment advice and such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Subordinated Notes; and (iii) the Purchaser received or had access to all of the information such Purchaser deemed necessary in order to make its decision to invest in the Subordinated Notes. The Placement Agents and their respective affiliates (and their respective officers, directors, employees, agents, advisors, attorneys and consultants) are third-party beneficiaries to this Section 4. Private Placement; No Registration of Securities. The Purchaser understands and acknowledges that the Subordinated Notes are being sold by the

12 Company without registration under the Securities Act in reliance on the exemption from federal and state registration set forth in, respectively, Rule 506(b) of Regulation D promulgated under Section 4(a)(2) of the Securities Act and Section 18 of the Securities Act, or any state securities laws, and accordingly, may be resold, pledged or otherwise transferred only if exemptions from the Securities Act and applicable state securities laws are available to it. No Offering Memorandum. The Purchaser acknowledges that: (i) the Company is not providing the Purchasers with the written disclosures that would be required if the offer and sale of the Subordinated Notes were registered under the Securities Act, nor are the Purchasers being provided with any offering circular or prospectus prepared in connection with the offer and sale of the Subordinated Notes; (ii) the Purchaser has conducted its own examination of the Company and its Subsidiaries and the terms of the Subordinated Notes to the extent it deems necessary to make its decision to purchase the Subordinated Notes; and (iii) the Purchaser has availed itself of access to financial and other information concerning the Company and its Subsidiaries to the extent it deems necessary to make its decision to purchase the Subordinated Notes. Placement Agent. The Purchaser will purchase the Subordinated Note(s) directly from the Company and not from the Placement Agents and understands that neither the Placement Agents nor any other broker or dealer has any obligation to make a market in the Subordinated Notes. Accuracy of Representations. The Purchaser understands that each of the Placement Agent and the Company is relying upon the truth and accuracy of the foregoing representations, acknowledgements and agreements in connection with the transactions contemplated by this Purchase Agreement. Confidential Investor Questionnaire. Purchaser hereby represents and warrants that the information about the Purchaser set forth in the Confidential Investor Questionnaire delivered to the Company together with this Purchase Agreement is true, correct and complete in all respects. The Purchaser covenants that prior to the Closing Date it will promptly notify the Company of any material changes to the information set forth in such Confidential Investor Questionnaire. 5. Covenants. (a) Registration. Subject to the terms and conditions of this Purchase Agreement, the Company covenants and agrees to provide to the Purchasers with the registration rights as described in Exhibit B to this Purchase Agreement. (b) Payment of Expenses. Whether or not the Transactions are consummated, the Company agrees to pay (i) all costs, expenses, fees and taxes incident to and in connection with the negotiation, printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, each of the Documents, and the preparation, issuance and delivery of the Subordinated Notes, (ii) all

13 fees and expenses of the counsel, accountants and any other experts or advisors retained by the Company, (iii) all fees charged by rating agencies in connection with the rating of the Subordinated Notes, and (iv) all fees and expenses (including reasonable fees and expenses of counsel) of the Trustee. (c) Transaction Documents. The parties agree to do and perform all things required to be done and performed under the Documents after the Closing Date. 6. Miscellaneous. (a) Notices. Notices given pursuant to any provision of this Purchase Agreement will be addressed as follows: (i) if to the Company, to: First NBC Bank Holding Company, 210 Baronne Street, New Orleans, Louisiana 70112, Attention: Ashton J. Ryan, Jr., with a copy to: Fenimore, Kay, Harrison & Ford, LLP, 812 San Antonio Street, Suite 600, Austin, Texas 78701, Attention: Geoffrey S. Kay, and (ii) if to the Purchasers, to their respective addresses listed in Schedule I (or in any case to such other address as the person to be notified may have requested in writing). (b) Beneficiaries. This Purchase Agreement is made for the sole benefit of Company and the Purchasers, and no other person will be deemed to have any privity of contract hereunder nor any right to rely hereon to any extent or for any purpose whatsoever, nor will any other person have any right of action of any kind hereon or be deemed to be a third party beneficiary hereunder; provided, that the Placement Agents may rely on the representations and warranties contained herein to the same extent as if it were a party to this Purchase Agreement. The term “successors and assigns” will not include a purchaser of any of the Subordinated Notes from any Purchaser merely because of such purchase. (c) Governing Law; Waiver of Jury Trial. This Purchase Agreement will be governed by, and construed in accordance with, the laws of the State of Texas, without regard to conflicts of law principles. TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE COMPANY AND EACH PURCHASER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS AGREEMENT OR THE SUBORDINATED NOTES, OR ANY OTHER STATEMENTS OR ACTIONS OF THE COMPANY OR PURCHASERS. THE COMPANY AND EACH PURCHASER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL. (d) Entire Agreement; Counterparts. This Purchase Agreement constitutes the entire agreement of the parties to this Purchase Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.. This Purchase Agreement may be executed by facsimile and in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered will be deemed to be an

14 original and all of which taken together will constitute but one and the same instrument. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof. (e) Headings. The headings in this Purchase Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof. (f) Severability. If any term, provision, covenant or restriction of this Purchase Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein will remain in full force and effect and will in no way be affected, impaired or invalidated, and the parties hereto will use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. (g) Amendment. This Purchase Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same is executed by the Company and such Purchasers as may intend to be bound by such amendment, modification, supplement, waiver or consent; provided, however, that no such amendment, modification, supplement, waiver or consent will be effective against any such Purchaser who fails to so execute.

[COMPANY SIGNATURE PAGE] IN WITNESS WHEREOF, the Company has caused this Purchase Agreement to be executed by its duly authorized representative as of the date first above written. FIRST NBC BANK HOLDING COMPANY By: Ashton J. Ryan, Jr. President and Chief Executive Officer

[PURCHASER SIGNATURE PAGE] IN WITNESS WHEREOF, the Purchaser has caused this Purchase Agreement to be executed by its duly authorized representative as of the date first above written. [ ] By: Name: Title:

EXHIBIT A OPINION OF COUNSEL 1. Each of the Company and the Bank (i) has been organized or formed, as the case may be, is validly existing and is in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets as described in Company Reports and (iii) is duly qualified or licensed to do business and is in good standing as a foreign corporation, partnership or other entity as the case may be, authorized to do business in each jurisdiction in which the nature of such businesses or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect. 2. The Company has all necessary power and authority to execute, deliver and perform its obligations under the Documents to which it is a party and to consummate the Transactions. 3. The Purchase Agreement has been duly and validly authorized, executed and delivered by the Company. The Indenture has been duly and validly authorized by the Company. The Indenture, when executed and delivered by the Company and the Trustee, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. 4. The Subordinated Notes have been duly and validly authorized by the Company and when issued and delivered to and paid for by the Purchasers in accordance with the terms of this Purchase Agreement and the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute legal, valid and binding obligations of the Company, entitled to the benefit of the Indenture, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. 5. Assuming the accuracy of the representations of each of the Purchasers set forth in the Purchase Agreement, the Subordinated Notes to be issued and sold by the Company to the Purchasers pursuant to the Purchase Agreement will be issued in a transaction exempt from the registration requirements of the Securities Act.

EXHIBIT B REGISTRATION RIGHTS PROVISIONS

1. Definitions. All capitalized terms not otherwise defined in this Exhibit B have the meanings assigned to them in the Purchase Agreement: “Additional Interest” is defined in Section 2(e) of these Registration Rights Provisions. “Business Day” means any day other than a Saturday, Sunday or other day on which banking institutions in the City of Houston, Texas are authorized or obligated by law, regulation or executive order to close. “Depositary” means U.S. Bank National Association, or any other depositary appointed by the Company, including any agent thereof; provided, however, that any such depositary must at all times have an address in City of Houston, Texas or the City of New York, New York. “Event Date” is defined in Section 2(e) of these Registration Rights Provisions. “Exchange Offer” means the exchange offer by the Company of Exchange Securities for Registrable Securities under Section 2(a) of these Registration Rights Provisions. “Exchange Offer Registration” means a registration under the Securities Act effected in accordance with Section 2(a) of these Registration Rights Provisions. “Exchange Offer Registration Statement” means an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) covering the Registrable Securities, and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein. “Exchange Securities” means the 5.75% Subordinated Notes due 2025 issued by the Company under the Indenture containing terms identical to the Subordinated Notes issued as of February 18, 2015 under the Purchase Agreement (except that (i) interest thereon will accrue from the last date to which interest has been paid or duly provided for on the Subordinated Notes or, if no such interest has been paid or duly provided for, from the Interest Accrual Date, (ii) provisions relating to an increase in the stated rate of interest thereon upon the occurrence of a Registration Default will be eliminated, (iii) the transfer restrictions and legends relating to restrictions on ownership and transfer thereof as a result of the issuance of the Subordinated Notes without registration under the Securities Act will be eliminated, (iv) the denominations thereof will be $1,000 and integral multiples of $1,000) and (v) all of the Exchange Securities will be represented by one or more global Exchange Securities in book-entry form unless exchanged for Exchange Securities in definitive certificated form. “FINRA” means the Financial Industry Regulatory Authority, Inc. “Holders” means the Purchasers, for so long as they own any Registrable Securities, and each of their respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities in accordance with the Indenture. “Interest Accrual Date” means February 18, 2015.

“Majority Holders” means the Holders of a majority in aggregate principal amount of Registrable Securities outstanding; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities or Exchange Securities is required hereunder, Registrable Securities and Exchange Securities held by the Company or any of its affiliates (as such term is defined in Rule 405 under the Securities Act) will be disregarded in determining whether such consent or approval was given by the Holders of such required percentage. “Notifying Broker-Dealer” is defined in Section 3(f) of these Registration Rights Provisions. “Participating Broker-Dealer” is defined in Section 3(f) of these Registration Rights Provisions. “Person” means an individual, partnership, joint venture, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof. “Prospectus” means the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated or deemed to be incorporated by reference therein. “Registrable Securities” means the Subordinated Notes; provided, however, that any Subordinated Notes will cease to be Registrable Securities when (i) a Registration Statement with respect to such Subordinated Notes has been declared effective under the Securities Act and such Subordinated Notes have been disposed of in accordance with such Registration Statement, (ii) such Subordinated Notes have been sold to the public in accordance with Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, (iii) such Subordinated Notes have ceased to be outstanding, or (iv) such Subordinated Notes have been exchanged for Exchange Securities which have been registered under the Exchange Offer Registration Statement upon consummation of the Exchange Offer unless, in the case of any Exchange Securities referred to in this clause (iv), such Exchange Securities are held by Participating Broker-Dealers or otherwise are not freely tradable without any limitations or restrictions under the Securities Act (in which case such Exchange Securities will be deemed to be Registrable Securities until such time as such Exchange Securities are sold to a purchaser in whose hands such Exchange Securities are freely tradable without any limitations or restrictions under the Securities Act). “Registration Default” is defined in Section 2(e) of these Registration Rights Provisions. “Registration Expenses” means any and all expenses incident to performance of or compliance by the Company with these Registration Rights Provisions, including without limitation: (i) all SEC, stock exchange or FINRA registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state or other securities or blue sky laws and compliance with the rules of FINRA (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with qualification of any of the Exchange Securities or Registrable Securities under state or other securities or blue sky laws and any filing with and review by FINRA), (iii) all expenses of any Persons in preparing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates representing the Subordinated Notes, or Exchange Securities and other documents relating to the performance of and compliance with these Registration Rights Provisions, (iv) all rating agency fees, (v) all fees and expenses incurred in connection with the listing, if any, of any of the Subordinated Notes or Exchange Securities on any securities exchange or exchanges or on any quotation system, (vi) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vii) the fees and disbursements of counsel for the Company and the fees and expenses of independent public accountants for the Company or for any other Person, business or assets whose financial statements are included in any Registration Statement or Prospectus, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, and (viii) the fees and expenses of the Trustee, any registrar, any depositary, any paying agent, any escrow agent or any custodian, in each case including fees and disbursements of their respective counsel. “Registration Rights Provisions” means the rights and obligations contained in this Exhibit B. “Registration Statement” means any registration statement of the Company relating to any offering of the Exchange Securities or Registrable Securities in accordance with the provisions of this Agreement (including, without limitation, any Exchange Offer Registration Statement and any Shelf Registration Statement), and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein. “Shelf Registration” means a registration effected in accordance with Section 2(b) of these Registration Rights Provisions. “Shelf Registration Statement” means a “shelf” registration statement of the Company in accordance with the provisions of Section 2(b) of this Agreement which covers all of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein. “Trust Indenture Act” means the Trust Indenture Act of 1939, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder. For purposes of these Registration Rights Provisions, (i) all references to any Registration Statement, preliminary prospectus or Prospectus or any amendment or supplement to any of the foregoing will be deemed to include the copy filed with the SEC in accordance with its Electronic Data Gathering, Analysis and Retrieval system; (ii) all references to financial statements and schedules and other information which are “contained,” “included” or “stated” in any Registration Statement, preliminary prospectus or Prospectus (or other references of like import) will be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in such Registration Statement, preliminary prospectus or Prospectus, as the case may be; (iii) all references to amendments or supplements to any Registration Statement, preliminary prospectus or Prospectus will be deemed to mean and include the filing of any document under the Exchange Act which is incorporated or deemed to be incorporated by reference in such Registration Statement, preliminary prospectus or Prospectus, as the case may be; (iv) all references to Rule 144, Rule 144A, Rule 405 or Rule 415 under the Securities Act, and all references to any sections or subsections thereof or terms defined therein, will in each case include any successor provisions thereto; and (v) all references to days (but not to Business Days) means calendar days. 2. Registration Under the Securities Act. (a) Exchange Offer Registration. The Company will file with the SEC on or prior to the 60th day after the Closing Date an Exchange Offer Registration Statement covering the offer by the Company to the Holders to exchange all of the Registrable Securities for a like aggregate principal amount of Exchange Securities (“Exchange Offer”), use its reasonable best efforts to cause such Exchange Offer Registration Statement to be declared effective by the SEC no later than the 120th day after the Closing Date, use its reasonable best efforts to cause such Registration Statement to remain effective until the closing of the Exchange Offer and use its reasonable best efforts to consummate the Exchange Offer no later than 45 days after the effective date of the Exchange Offer Registration Statement. Upon the effectiveness of the Exchange Offer Registration Statement, the Company will promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder’s business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing such Exchange Securities) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act or under the securities or blue sky laws of the states of the United States. In connection with the Exchange Offer, the Company will promptly mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents; keep the Exchange Offer open for not less than 20 Business Days (or longer if required by applicable law) after the date notice thereof is mailed to the Holders and, during the Exchange Offer, offer to all Holders who are legally eligible to participate in the Exchange Offer the opportunity to exchange their Registrable Securities for Exchange Securities; use the services of a depositary with an address in the City of Houston, Texas or the City of New York, New York for the Exchange Offer; permit Holders to withdraw tendered Registrable Securities at any time prior to the close of business, Houston, Texas time, on the last Business Day on which the Exchange Offer will remain open, by sending to the institution specified in the Prospectus or the related letter of transmittal or related documents a facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange, and a statement that such Holder is withdrawing its election to have such Subordinated Notes exchanged; notify each Holder that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under these Registration Rights Provisions (except in the case of the Participating Broker-Dealers as provided herein); and otherwise comply in all material respects with all applicable laws relating to the Exchange Offer. The Exchange Securities will be issued under the Indenture, which will be qualified under the Trust Indenture Act. As soon as practicable after the close of the Exchange Offer, the Company will accept for exchange all Registrable Securities duly tendered and not validly withdrawn in accordance with the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which is an exhibit thereto; deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities so accepted for exchange by the Company; and cause the Trustee promptly to authenticate and deliver Exchange Securities to each Holder of Registrable Securities so accepted for exchange equal in principal amount to the principal amount of the Registrable Securities of such Holder so accepted for exchange. Interest on each Exchange Security will accrue from the last date on which interest was paid or duly provided for on the Subordinated Notes surrendered in exchange therefor or, if no interest has been paid or duly provided for on such Securities, from the Interest Accrual Date. The Exchange Offer will not be subject to any conditions, other than that the Exchange Offer, or the making of any exchange by a Holder, does not violate any applicable law or any applicable interpretation of the staff of the SEC; that no action or proceeding will have been instituted or threatened in any court or by or before any governmental agency with respect to the Exchange Offer which, in the Company’s judgment, would reasonably be expected to impair the ability of the Company to proceed with the Exchange Offer; and that the Holders tender the Registrable Securities to the Company in accordance with the Exchange Offer. Each Holder of Registrable Securities (other than Participating Broker-Dealers) who wishes to exchange such Registrable Securities for Exchange Securities in the Exchange Offer will be required to represent that it is not an affiliate (as defined in Rule 405 under the Securities Act) of the Company; any Exchange Securities to be received by it will be acquired in the ordinary course of business; and it has no arrangement with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities, and will be required to make such other representations as may be reasonably necessary under applicable SEC rules, regulations or interpretations to render the use of Form S-4 or another appropriate form under the Securities Act available. (b) Shelf Registration. (i) If, because of any change in law or applicable interpretations thereof by the staff of the SEC, the Company is not permitted to effect the

Exchange Offer as contemplated by Section 2(a) of these Registration Rights Provisions or (ii) if for any other reason the Exchange Offer Registration Statement is not declared effective within 180 days following the Closing Date or the Exchange Offer is not consummated within 45 days after effectiveness of the Exchange Offer Registration Statement (provided that if the Exchange Offer Registration Statement is declared effective after such 180-day period or if the Exchange Offer is consummated after such 45-day period, then the Company’s obligations under this clause (ii) arising from the failure of the Exchange Offer Registration Statement to be declared effective within such 180-day period or the failure of the Exchange Offer to be consummated within such 45- day period, respectively, will terminate), or (iii) if any Holder (other than a Participating Broker) is not eligible to participate in the Exchange Offer or elects to participate in the Exchange Offer but does not receive Exchange Securities that are freely tradable without any limitations or restrictions under the Securities Act, the Company will, at its cost: (A) as promptly as practicable, but no later than the 210th day after the Closing Date or the 60th day after any such filing obligation arises, whichever is later, file with the SEC a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders of such Registrable Securities and set forth in such Shelf Registration Statement; (B) use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the SEC as promptly as practicable, but in no event later than the 255th day after the Closing Date. In the event that the Company is required to file a Shelf Registration Statement under clause (iii) above, the Company will file and use its reasonable best efforts to have declared effective by the SEC both an Exchange Offer Registration Statement under Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by such Holder; (C) use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required, in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years after the latest date on which any Subordinated Notes are originally issued by the Company (subject to extension in accordance with the last paragraph of Section 3) or, if earlier, when all of the Registrable Securities covered by such Shelf Registration Statement have been sold in accordance with the Shelf Registration Statement in accordance with the intended method of distribution thereunder or cease to be Registrable Securities; and (D) notwithstanding anything to the contrary herein these Registration Rights Provisions, use its best efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any supplements thereto comply in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement and any amendment or supplement to such Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, clauses (ii) and (iii) will not apply to any statement in or omission from a Shelf Registration Statement or a Prospectus made in reliance upon and conformity with information relating to any Holder, Participating Broker-Dealer or underwriter of Registrable Securities furnished to the Company in writing by such Holder, Participating Broker-Dealer or underwriter, respectively, expressly for use in such Shelf Registration Statement or Prospectus. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement if reasonably requested by the Majority Holders with respect to information relating to the Holders and otherwise as required by Section 3(b) below, to use its reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as practicable thereafter and to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC. (c) Expenses. The Company will pay all Registration Expenses in connection with any registration under Section 2(a) and 2(b) and, in the case of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one counsel (in addition to any local counsel) designated in writing by the Majority Holders to act as counsel for the Holders of the Registrable Securities in connection therewith. Each Holder will pay all fees and disbursements of its counsel other than as set forth in the preceding sentence or in the definition of Registration Expenses and all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities under a Shelf Registration Statement. (d) Effective Registration Statement. (i) The Company will be deemed not to have used its reasonable best efforts to cause the Exchange Offer Registration Statement or any Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite periods set forth herein if the Company voluntarily takes any action that could reasonably be expected to result in any such Registration Statement not being declared effective or remaining effective or in the Holders of Registrable Securities (including, under the circumstances contemplated by Section 3(f) of these Registration Rights Provisions, Exchange Securities) covered thereby not being able to exchange or offer and sell such Registrable Securities during that period unless such action is required by applicable law or such action is taken by the Company in good faith and for valid business reasons (but not including avoidance of the Company’s obligations hereunder), including the acquisition or divestiture of assets or a material corporate transaction or event, so long as the Company promptly complies with the notification requirements of Section 3(k) of these Registration Rights Provisions, if applicable. Nothing in this paragraph will prevent the accrual of Additional Interest on any Subordinated Notes or Exchange Securities. (ii) An Exchange Offer Registration Statement under Section 2(a) of these Registration Rights Provisions or a Shelf Registration Statement under Section 2(b) of these Registration Rights Provisions will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities under a Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference until the offering of Registrable Securities under such Registration Statement may legally resume. (iii) During any 365-day period, the Company may, by notice as described in Section 3(e), suspend the availability of a Shelf Registration Statement (and, if the Exchange Offer Registration Statement is being used in connection with the resale of Exchange Securities by Participating Broker-Dealers as contemplated by Section 3(f), the Exchange Offer Registration Statement) and the use of the related Prospectus for up to two periods of up to 45 consecutive days each (except for the consecutive 45-day period immediately prior to final maturity of the Subordinated Notes), but no more than an aggregate of 90 days during any 365-day period, upon the happening of any event or the discovery of any fact referred to in Section 3(e)(vi) of these Registration Rights Provisions, but subject to compliance by the Company with its obligations under the last paragraph of Section 3 of these Registration Rights Provisions. (e) Increase in Interest Rate. In the event that: (i) the Exchange Offer Registration Statement is not filed with the SEC on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective by the SEC on or prior to the 180th day following the Closing Date, (iii) the Exchange Offer is not consummated on or prior to the 45th day following the effective date of the Exchange Offer Registration Statement, (iv) if required, a Shelf Registration Statement is not filed with the SEC on or prior to the 210th day following the Closing Date or the 60th day after the filing obligation arises, whichever is later, (v) if required, a Shelf Registration Statement is not declared effective on or prior to the 255th day following the Closing Date,

(vi) a Shelf Registration Statement is declared effective by the SEC but such Shelf Registration Statement ceases to be effective or such Shelf Registration Statement or the Prospectus included therein ceases to be usable in connection with resales of Registrable Securities for any reason and (A) the aggregate number of days in any consecutive 365-day period for which the Shelf Registration Statement or such Prospectus will not be effective or usable exceeds 90 days, (B) the Shelf Registration Statement or such Prospectus will not be effective or usable for more than two periods (regardless of duration) in any consecutive 365-day period or (C) the Shelf Registration Statement or such Prospectus will not be effective or usable for a period of more than 45 consecutive days, or (vii) the Exchange Offer Registration Statement is declared effective by the SEC but, if the Exchange Offer Registration Statement is being used in connection with the resale of Exchange Securities as contemplated by Section 3(f) of this Agreement, the Exchange Offer Registration Statement ceases to be effective or the Exchange Offer Registration Statement or the Prospectus included therein ceases to be usable in connection with resales of Exchange Securities for any reason during the 180-day period referred to in Section 3(f)(B) of this Agreement (as such period may be extended under the last paragraph of Section 3 of this Agreement) and (A) the aggregate number of days in any consecutive 365- day period for which the Exchange Offer Registration Statement or such Prospectus will not be effective or usable exceeds 90 days, (B) the Exchange Offer Registration Statement or such Prospectus will not be effective or usable for more than two periods (regardless of duration) in any consecutive 365-day period or (C) the Exchange Offer Registration Statement or the Prospectus will not be effective or usable for a period of more than 45 consecutive days, (each of the events referred to in clauses (i) through (vii) above being hereinafter called a “Registration Default”), the per annum interest rate borne by the Registrable Securities will be increased (“Additional Interest”) by one-quarter of one percent (0.25%) per annum immediately following such 90-day period in the case of clause (i) above, immediately following such 180-day period in the case of clause (ii) above, immediately following such 45-day period in the case of clause (iii) above, immediately following any such 210-day period or 60-day period, whichever ends later, in the case of clause (iv) above, immediately following any such 255-day period, in the case of clause (v) above, immediately following the 90th day in any consecutive 365-day period, as of the first day of the third period in any consecutive 365-day period or immediately following the 45th consecutive day, whichever occurs first, that a Shelf Registration Statement will not be effective or a Shelf Registration Statement or the Prospectus included therein will not be usable as contemplated by clause (vi) above, or immediately following the 90th day in any consecutive 365-day period, as of the first day of the third period in any consecutive 365-day period or immediately following the 45th consecutive day, whichever occurs first, that the Exchange Offer Registration Statement will not be effective or the Exchange Offer Registration Statement or the Prospectus included therein will not be usable as contemplated by clause (vii) above, which rate will be increased by an additional one-quarter of one percent (0.25%) per annum immediately following each 90-

day period that any Additional Interest continues to accrue under any circumstances; provided that the aggregate increase in such annual interest rate may in no event exceed one-half of one percent (0.50%) per annum. Upon the filing of the Exchange Offer Registration Statement after the 90-day period described in clause (i) above, the effectiveness of the Exchange Offer Registration Statement after the 180-day period described in clause (ii) above, the consummation of the Exchange Offer after the 45-day period described in clause (iii) above, the filing of the Shelf Registration Statement after the 210-day period or 60-day period day, as the case may be, described in clause (iv) above, the effectiveness of a Shelf Registration Statement after the 255-day period or 30- day period, as the case may be, described in clause (v) above, or the Shelf Registration Statement once again being effective or the Shelf Registration Statement and the Prospectus included therein becoming usable in connection with resales of Registrable Securities, as the case may be, in the case of clause (vi) above, or the Exchange Offer Registration Statement once again becoming effective or the Exchange Offer Registration Statement and the Prospectus included therein becoming usable in connection with resales of Exchange Securities, as the case may be, in the case of clause (vii) thereof, the interest rate borne by the Subordinated Notes from the date of such filing, effectiveness, consummation or resumption of effectiveness or usability, as the case may be, will be reduced to the original interest rate so long as no other Registration Default will have occurred and will be continuing at such time and the Company is otherwise in compliance with this paragraph; provided, however, that, if after any such reduction in interest rate, one or more Registration Defaults will again occur, the interest rate will again be increased in accordance with the foregoing provisions. Notwithstanding anything in these Registration Rights Provisions to the contrary, the Company will not be obligated to pay any Additional Interest in the case of a Shelf Registration Statement with respect to any Holder of Registrable Securities who fails to timely provide all information with respect to Holder that is reasonably requested by the Company to enable it to timely comply with its obligations under Section 2(b) of these Registration Rights Provisions. The Company will notify the Trustee within three Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an “Event Date”). Additional Interest will be paid by depositing with the Trustee, in trust, for the benefit of the Holders of Registrable Securities, on or before the applicable interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due will be payable on each interest payment date to the record Holder of Subordinated Notes entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Additional Interest will be deemed to accrue from and including the day following the applicable Event Date. Anything herein to the contrary notwithstanding, any Holder who was, at the time the Exchange Offer was pending and consummated, eligible to exchange, and did not validly tender, its Subordinated Notes for Exchange Securities in the Exchange Offer will not be entitled to receive any Additional Interest. (f) Specific Enforcement. Without limiting the remedies available to the Holders or any Participating Broker-Dealer, the Company acknowledges that any failure by the Company to comply with its obligations under Sections 2(a) and 2(b) of these Registration Rights Provisions may result in material irreparable injury to the Holders or the Participating Broker-Dealers for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder and any Participating Broker-Dealer may obtain such relief as may be required to specifically enforce the Company’s obligations under Sections 2(a) and 2(b) of these Registration Rights Provisions. 3. Registration Procedures. In connection with the obligations of the Company under Sections 2(a) and 2(b) of these Registration Rights Provisions, the Company will: (a) prepare and file with the SEC a Registration Statement or, if required, Registration Statements, within the time periods specified in Section 2, on the appropriate form under the Securities Act, which form (i) will be selected by the Company, (ii) will, in the case of a Shelf Registration Statement, be available for the sale of the Registrable Securities by the selling Holders thereof and (iii) will comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 of these Registration Rights Provisions; (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed under Rule 424 under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Subordinated Notes covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof; (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities, at least ten Business Days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holders that the distribution of Registrable Securities will be made in accordance with the method elected by the Majority Holders; (ii) furnish to each Holder of Registrable Securities, to counsel for the Holders and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder, counsel or underwriter may reasonably request, including financial statements and schedules and, if such Holder, counsel or underwriter so requests, all exhibits (including those incorporated by reference) in order to facilitate the public sale or other disposition of the Registrable Securities; and (iii) subject to the penultimate paragraph of this Section 3, the Company consents to the use of the Prospectus, including each preliminary Prospectus, or any amendment or supplement thereto by each of the Holders and underwriters of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by any Prospectus or any amendment or supplement thereto; (d) use its reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities will reasonably request, to cooperate with the Holders and the underwriters of any Registrable Securities in connection with any filings required to be made with FINRA, to keep each such registration or qualification effective during the period such Registration Statement is required to be effective and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction if it is not then so subject; (e) in the case of a Shelf Registration, notify each Holder of Registrable Securities and counsel for such Holders promptly and, if requested by such Holder or counsel, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post- effective amendments or supplements to a Registration Statement or Prospectus or for additional information after a Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which is contemplated in Section 2(d)(i) of these Registration Rights Provisions or which makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or which constitutes an omission to state a material fact in such Shelf Registration Statement or Prospectus and (vii) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate. Without limitation to any other provisions of these Registration Rights Provisions, the Company agrees that this Section 3(e) will also be applicable, mutatis mutandis, with respect to the Exchange Offer Registration Statement and the Prospectus included therein to the extent that such Prospectus is being used by Participating Broker- Dealers as contemplated by Section 3(f); (f) in the case of an Exchange Offer,

(A) (i) include in the Exchange Offer Registration Statement, a “Plan of Distribution” section covering the use of the Prospectus included in the Exchange Offer Registration Statement by broker-dealers who have exchanged their Registrable Securities for Exchange Securities for the resale of such Exchange Securities and a statement to the effect that any such broker-dealers who wish to use the related Prospectus in connection with the resale of Exchange Securities acquired as a result of market-making or other trading activities will be required to notify the Company to that effect, together with instructions for giving such notice (which instructions will include a provision for giving such notice by checking a box or making another appropriate notation on the related letter of transmittal) (each such broker-dealer who gives notice to the Company as aforesaid being hereinafter called a “Notifying Broker-Dealer”), (ii) furnish to each Notifying Broker-Dealer who desires to participate in the Exchange Offer, without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such broker-dealer may reasonably request, (iii) include in the Exchange Offer Registration Statement a statement that any broker-dealer who holds Registrable Securities acquired for its own account as a result of market-making activities or other trading activities (a “Participating Broker-Dealer”), and who receives Exchange Securities for Registrable Securities in accordance with the Exchange Offer, may be a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities, (iv) subject to the penultimate paragraph of this Section 3, the Company hereby consents to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto by any Notifying Broker-Dealer in connection with the sale or transfer of Exchange Securities, and (v) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer the following provision: “If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities, it represents that the Registrable Securities to be exchanged for Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities in accordance with the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act;” (B) to the extent any Notifying Broker-Dealer participates in the Exchange Offer, (i) the Company will use its reasonable best efforts to maintain the effectiveness of the Exchange Offer Registration Statement for a period of 180 days (subject to extension under the last paragraph of this Section 3) following the last date on which exchanges are accepted under the Exchange Offer, and (ii) the Company will comply, insofar as relates to the Exchange Offer Registration Statement, the Prospectus included therein and the offering and sale of Exchange Securities pursuant thereto, with its obligations under Section 2(b)(D), the last paragraph of Section 2(b), Section 3(c), 3(d), 3(e), 3(i), 3(j), 3(k), 3(o) and 3(p), and the last two paragraphs of this Section 3 as if all references therein to a Shelf Registration Statement, the Prospectus included therein and the Holders of Registrable Securities referred, mutatis mutandis, to the Exchange Offer Registration Statement, the Prospectus included therein and the applicable Notifying Broker-Dealers and, for purposes of this Section 3(f), all references in any such paragraphs or sections to the “Majority Holders” will be deemed to mean, solely insofar as relates to this Section 3(f), the Notifying Broker-Dealers who are the Holders of the majority in aggregate principal amount of the Exchange Securities which are Registrable Securities; and (C) the Company will not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement as would otherwise be contemplated by Section 3(b) or 3(k) of these Registration Rights Provisions, or take any other action as a result of this Section 3(f), for a period exceeding 180 days (subject to extension in accordance with the last paragraph of this Section 3) after the last date on which exchanges are accepted under the Exchange Offer and Notifying Broker-Dealers will not be authorized by the Company to, and will not, deliver such Prospectus after such period in connection with resales contemplated by this Section 3; (g) in the case of a Shelf Registration, furnish counsel for the Holders of Registrable Securities and counsel for any underwriters of Registrable Securities copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (h) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable and provide immediate notice to each Holder of the withdrawal of any such order; (i) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendments thereto (without documents incorporated or deemed to be incorporated therein by reference or exhibits thereto, unless requested); (j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and cause such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and in a form eligible for deposit with the Depositary and registered in such names as the selling Holders or the underwriters, if any, may reasonably request in writing at least one Business Day prior to the closing of any sale of Registrable Securities; (k) in the case of a Shelf Registration, upon the occurrence of any event or the discovery of any facts as contemplated by Section 3(e)(vi) of these Registration Rights Provisions, use its best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated or deemed to be incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish each Holder such number of copies of the Prospectus, as amended or supplemented, as such Holder may reasonably request; (l) obtain CUSIP and ISIN numbers for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed or word-processed certificates for the Exchange Securities or Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary; (m) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes, if any, to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use its reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, if any, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner; (n) in the case of a Shelf Registration, the holders of a majority in principal amount of the Registrable Securities registered under such Shelf Registration Statement will have the right to direct the Company to effect not more than one underwritten registration and, in connection with such underwritten registration, the Company will enter into agreements (including underwriting agreements or similar agreements) and take all other customary and appropriate actions (including those reasonably requested by the holders of a majority in principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, in a manner that is reasonable and customary:

(i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by such Holders and underwriters; (ii) obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) will be reasonably satisfactory to the managing underwriters, and the Holders of a majority in principal amount of the Registrable Securities being sold) addressed to each selling Holder and the underwriters, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters; (iii) obtain “cold comfort” letters and updates thereof with respect to such Shelf Registration Statement and the Prospectus included therein, all amendments and supplements thereto and all documents incorporated or deemed to be incorporated by reference therein from the Company’s independent certified public accountants and from the independent certified public accountants for any other Person or any business or assets whose financial statements are included or incorporated by reference in the Shelf Registration Statement, each addressed to the underwriters, and use reasonable best efforts to have such letters addressed to the selling Holders of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters to underwriters in connection with similar underwritten offerings and such letters to be delivered at the time of the pricing of such underwritten registration with an update to such letter to be delivered at the time of closing of such underwritten registration; (iv) if an underwriting agreement or other similar agreement is entered into, cause the same to set forth indemnification and contributions provisions and procedures substantially equivalent to the indemnification and contributions provisions and procedures set forth in Section 5 of these Registration Rights Provisions with respect to the underwriters and all other parties to be indemnified under Section 5 of these Registration Rights Provisions or such other indemnification and contributions as will be satisfactory to the Company, the applicable underwriters and the Holders of the majority in principal amount of the Registrable Securities being sold; and (v) deliver such other documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings. The documents referred to in Sections 3(n)(ii) and 3(n)(v) will be delivered at the closing under any underwriting or similar agreement as and to the extent required thereunder. In the case of any such underwritten offering, the Company will provide written notice to the Holders of all Registrable Securities of such underwritten offering at least 30 days prior to the filing of a prospectus supplement for such underwritten offering. Such notice will offer each such Holder the right to participate in such underwritten offering; specify a date, which will be no earlier than 15 days following the date of such notice, by which such Holder must inform the Company of its intent to participate in such underwritten offering; and include the instructions such Holder must follow in order to participate in such underwritten offering; (o) in the case of a Shelf Registration, make available for inspection by representatives of the Holders of the Registrable Securities and any underwriters participating in any disposition under a Shelf Registration Statement and any counsel or accountant retained by such Holders or underwriters, all financial statements and other records, documents and properties of the Company reasonably requested by any such Persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such Persons in connection with a Shelf Registration Statement; (p) in the case of a Shelf Registration, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Holders of Registrable Securities, to the underwriter or underwriters, of an underwritten offering of Registrable Securities, and to counsel for any such Holders, or underwriters, and make such changes in any such document prior to the filing thereof as the Holders of Registrable Securities, any such underwriter or underwriters or any of their respective counsel may reasonably request; and cause the representatives of the Company to be available for discussion of such documents as will be reasonably requested by the Holders of Registrable Securities, or any underwriter, and not at any time make any filing of any such document of which such Holders, their counsel or any underwriter will not have previously been advised and furnished a copy or to which such Holders, their counsel or any underwriter will reasonably object within a reasonable time period; (q) in the case of a Shelf Registration, use its reasonable best efforts to cause the Registrable Securities to be rated with the appropriate rating agencies, if so requested by the Majority Holders of Registrable Securities or by the underwriter or underwriters of an underwritten offering, unless the Registrable Securities are already so rated; (r) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and, with respect to each Registration Statement and each post-effective amendment, if any, thereto and each filing by the Company of an Annual Report on Form 10-K, make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least twelve months which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and (s) cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter and its counsel. In the case of a Shelf Registration Statement, the Company may (as a condition to such Holder’s participation in the Shelf Registration) require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing and require such Holder to agree in writing to be bound by all provisions of this Agreement applicable to such Holder. In the case of a Shelf Registration Statement, each Holder agrees and, in the event that any Participating Broker-Dealer is using the Prospectus included in the Exchange Offer Registration Statement in connection with the sale of Exchange Securities in accordance with Section 3(f), each such Participating Broker-Dealer agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts of the kind described in Section 3(e)(ii), 3(e)(iii) or 3(e)(v) through 3(e)(vii) of these Registration Rights Provisions, such Holder or Participating Broker-Dealer, as the case may be, will forthwith discontinue disposition of Registrable Securities under a Registration Statement until receipt by such Holder or Participating Broker-Dealer, as the case may be, of (i) the copies of the supplemented or amended Prospectus contemplated by Section 3(k) of these Registration Rights Provisions or (ii) written notice from the Company that the Shelf Registration Statement or the Exchange Offer Registration Statement, respectively, are once again effective or that no supplement or amendment is required. If so directed by the Company, such Holder or Participating Broker-Dealer, as the case may be, will deliver to the Company (at the Company’s expense) all copies in its possession, other than permanent file copies then in its possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. Nothing in this paragraph will prevent the accrual of Additional Interest on any Securities or Exchange Securities. If the Company will give any such notice to suspend the disposition of Registrable Securities in accordance with the immediately preceding paragraph, the Company will be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement or, in the case of Section 3(f), the Exchange Offer Registration Statement, as the case may be, effective during such period of suspension; provided that (i) such period of suspension will not exceed the time periods provided in Section 2(d)(iii) of these Registration Rights Provisions and (ii) the Company will use its reasonable best efforts to file and have declared effective (if an amendment) as soon as practicable thereafter an amendment or supplement to the Shelf Registration Statement or the Exchange Offer Registration Statement or both, as the case may be, or the Prospectus included therein and will extend the period during which the Shelf Registration Statement or the Exchange Offer Registration Statement or both, as the case may be, will be maintained effective in accordance with this Agreement (and, if applicable, the period during which Participating Broker-Dealers may use the Prospectus included in the Exchange Offer Registration Statement in accordance with Section 3(f) of these Registration Rights Provisions) by the number of days during the period from and including the date of the giving of such notice to and including the earlier of the date when the Holders or Participating Broker-Dealers, respectively, will have received copies of the supplemented or amended Prospectus necessary to resume such dispositions and the effective date of written notice from the Company to the Holders or Participating Broker-Dealers, respectively, that the Shelf Registration Statement or the Exchange Offer Registration Statement, respectively, are once again effective or that no supplement or amendment is required.

4. Underwritten Registrations. If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Majority Holders of such Registrable Securities included in such offering and will be reasonably acceptable to the Company. No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. 5. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Holder, each Participating Broker-Dealer, each underwriter who participates in an offering of Registrable Securities (each, an “Underwriter”) and each Person, if any, who controls any Holder, Participating Broker-Dealer or Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows: (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) under which Exchange Securities or Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or Prospectus (or any amendment or supplement thereto) or any omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 5(d) below) any such settlement is effected with the written consent of the Company; and (iii) against any and all expense whatsoever, as incurred (including, subject to Section 5(c) below, the fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above; provided, however, that this indemnity agreement will not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Holder, Participating Broker- Dealer or Underwriter with respect to such Holder, Participating Broker-Dealer or Underwriter, as the case may be, expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto). (b) Each Holder, severally but not jointly, agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who signed the Registration Statement, each Participating Broker-Dealer, each Underwriter and each other selling Holder and each Person, if any, who controls the Company, any Underwriter, any Participating Broker-Dealer or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 5(a) of these Registration Rights Provisions, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder will be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities under such Shelf Registration Statement. (c) Each indemnified party will give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party will not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event will not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the respective indemnified parties will be selected as follows: (i) counsel to the Company, its directors, each of its officers who signed the Registration Statement and all Persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act will be selected by the Company; (ii) counsel to the Holders (other than any Participating Broker-Dealers) and all Persons, if any, who control any Holders (other than any Participating Broker-Dealers) within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act will be selected by the Holders who held or hold, as the case may be, a majority in aggregate principal amount of the Registrable Securities held by all such Holders; (iii) counsel to the Underwriters of any particular offering of Registrable Securities and all Persons, if any, who control any such Underwriter within the meaning of Section 15 of the Securities

Act or Section 20 of the Exchange Act will be selected by such Underwriters; and (iv) counsel to the Participating Broker-Dealers and all Persons, if any, who control any such Participating Broker-Dealer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act will be selected by the Participating Broker-Dealers who held or hold, as the case may be, a majority in aggregate principal amount of the Exchange Securities referred to in Section 3(f) of these Registration Rights Provisions held by all such Participating Broker-Dealers. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party will not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event will the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from the indemnifying parties’ own counsel for all other Persons referred to in clause (i) of this paragraph; the fees and expenses of more than one counsel (in addition to any local counsel) separate from the indemnifying parties’ own counsel for the Company and all other Persons referred to in clause (ii) of this paragraph; the fees and expenses of more than one counsel (in addition to any local counsel) separate from the indemnifying parties’ own counsel for all Holders (other than any Participating Broker- Dealers) and all other Persons referred to in clause (iii) of this paragraph; the fees and expenses of more than one counsel (in addition to any local counsel) separate from the indemnifying parties’ own counsel for all Underwriters of any particular offering of Registrable Securities and all other Persons referred to in clause (iv) of this paragraph; and the fees and expenses of more than counsel (in addition to any local counsel) separate from the indemnifying parties’ own counsel for all Participating Broker-Dealers and all other Persons referred to in clause (v) of this paragraph, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party will, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. (d) If at any time an indemnified party will have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it will be liable for any settlement of the nature contemplated by Section 5(a)(ii) effected without its written consent if such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request; such indemnifying party will have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into; and such indemnifying party will not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party will have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party will not be liable for any settlement of the nature contemplated by Section 5(a)(ii) effected without its written consent if such indemnifying party reimburses such indemnified party in accordance with such request to the extent that the indemnifying party in its judgment considers such request to be reasonable and provides written notice to the indemnified party stating the reason it deems the unpaid balance unreasonable, in each case no later than 45 days after receipt by such indemnifying party of the aforesaid request from the indemnified party. (e) If the indemnification provided for in this Section 5 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party will contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party or parties on the one hand and the indemnified party or parties on the other hand will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or parties or such indemnified party or parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. (f) The Company and the Holders agree that it would not be just or equitable if contribution under this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5(e) above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 5 will be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 5, no Holder, Participating Broker- Dealer or Underwriter will be required to contribute any amount in excess of the amount by which the total price at which Registrable Securities sold by it were offered exceeds the amount of any damages that such Holder, Participating Broker-Dealer or Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 5, each Person, if any, who controls a Holder, Participating Broker-Dealer or Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act will have the same rights to contribution as such Holder, Participating Broker-Dealer or Underwriter, as the case may be, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act will have the same rights to contribution as the Company. The respective obligations of the Holders, Participating Broker-Dealers and Underwriters to contribute under this Section 5 are several in proportion to the principal amount of Subordinated Notes purchased by them and not joint. The indemnity and contribution provisions contained in this Section 5 will remain operative and in full force and effect regardless of (i) any termination of these Registration Rights Provisions, (ii) any investigation made by or on behalf of any Holder, Participating Broker-Dealer or Underwriter or any Person controlling any Holder, Participating Broker-Dealer or Underwriter, or by or on behalf of the Company, its officers or directors or any Person controlling the Company, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities or Exchange Securities under a Shelf Registration Statement. 6. Miscellaneous. (a) Rule 144 and Rule 144A. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Company covenants that it will file all reports required to be filed by it under Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder, that if it ceases to be so required to file such reports, it will upon the request of any Holder or beneficial owner of Registrable Securities (i) make publicly available such information (including, without limitation, the information specified in Rule 144(c)(2) under the Securities Act) as is necessary to permit sales in accordance with Rule 144 under the Securities Act, (ii) deliver or cause to be delivered, promptly following a request by any Holder or beneficial owner of Registrable Securities or any prospective purchaser or transferee designated by such Holder or beneficial owner, such information (including, without limitation, the information specified in Rule 144A(d)(4) under the Securities Act) as is necessary to permit sales in accordance with Rule 144A under the Securities Act, and (iii) take such further action that is reasonable in the circumstances, in each case to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder or beneficial owner of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

(b) No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Purchase Agreement enter into any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Registration Rights Provisions or otherwise conflicts with the provisions of these Registration Rights Provisions; provided that the Company will not be precluded from entering into any agreement after the date of these Registration Rights Provisions which may or does result, directly or indirectly, in the payment of Additional Interest. The rights granted to the Holders under these Registration Rights Provisions do not and will not in any way conflict with and are not and will not be inconsistent with the rights granted to the holders of any of the Company’s other issued and outstanding securities under any other agreements entered into by the Company or any of its Subsidiaries. (c) Amendments and Waivers. Notwithstanding anything to the contrary in the Purchase Agreement, these Registration Rights Provisions may be amended, modified or supplemented, and waivers or consents to departures from these Registration Rights Provisions may be given, only upon the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure. (d) Notices. Notwithstanding anything to the contrary in the Purchase Agreement, all notices and other communications provided for or permitted under these Registration Rights Provisions will be made in writing by hand-delivery, registered first- class mail, electronic mail, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address set forth on the records of the registrar under the Indenture, (ii) if to a Participating Broker-Dealer, at the address of its registered corporate office, (iii) if to the Company, initially at the address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(d), and (iv) if to any Underwriter, at the most current address given by such Underwriter to the Company by means of a notice given in accordance with the provisions of this Section 6(d), which address initially will be the address set forth in the applicable underwriting agreement. All such notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if sent via electronic mail; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications will be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture. (e) Successors and Assigns. These Registration Rights Provisions will inure to the benefit of and be binding upon the successors, assigns and transferees of each of the Holders and the Company, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing contained in these Registration Rights Provisions will be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of these Registration Rights Provisions, the Purchase Agreement, the Subordinated Notes or the Indenture. If any transferee of any Holder will acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities will be held subject to all of the terms of these Registration Rights Provisions, and by taking and holding such Registrable Securities, such Person will be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of these Registration Rights Provisions, including the restrictions on resale set forth in these Registration Rights Provisions and, if applicable, the Purchase Agreement, and such Person will be entitled to receive the benefits of these Registration Rights Provisions. (f) Third Party Beneficiary. Each Holder and Participating Broker-Dealer will be a third party beneficiary of the agreements contained in these Registration Rights Provisions and will have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder. Each Holder, by its acquisition of Subordinated Notes, will be deemed to have agreed to the provisions of Section 5(b) of these Registration Rights Provisions. (g) Restriction on Resales. If the Company or any of its subsidiaries or affiliates (as defined in Rule 144 under the Securities Act) will redeem, purchase or otherwise acquire any Registrable Security or any Exchange Security which is a “restricted security” within the meaning of Rule 144 under the Securities Act, the Company will deliver or cause to be delivered such Registrable Security or Exchange Security, as the case may be, to the Trustee for cancellation and neither the Company nor any of its subsidiaries or affiliates will hold or resell such Registrable Security or Exchange Security or issue any new Security or Exchange Security to replace the same.